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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT



        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                           DATE OF REPORT:  APRIL 22, 1997



                             MORRISON KNUDSEN CORPORATION
                    (formerly Washington Construction Group, Inc.)


                            Commission File Number 1-12054



                                A Delaware corporation

                      IRS Employer Identification No. 33-0565601



                      MORRISON KNUDSEN PLAZA, BOISE, IDAHO 83729

                                     208/386-5000

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ITEM 5.  OTHER MATERIAL IMPORTANT EVENTS.

    On April 22, 1997 the Company announced that A. S. Cleberg has been named Executive Vice President and Chief Financial Officer of the Company effective as of May 5, 1997. (See the attached press release dated April 22, 1997 filed as Exhibit 99.1 hereto and incorporated herein by this reference.) Subsequent to the press release, the effective date of Mr. Cleberg's election was changed to May 1, 1997.



                                      SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       MORRISON KNUDSEN CORPORATION


April 30, 1997                         By:  /s/ Stephen G. Hanks
                                          -------------------------------------
                                          Stephen G. Hanks
                                          Executive Vice President, Chief Legal
                                          Officer and Secretary